Exhibit 99.1

111 W 19th Street, 8th Floor New York, NY 10011

New Fortress Energy Announces Second Quarter 2025 Results
September 5, 2025
NEW YORK -- New Fortress Energy Inc. (Nasdaq: NFE) (“NFE” or the “Company”) today reported its financial results for the second quarter of 2025.
•Adjusted EBITDA(1) of $(4) million in the second quarter of 2025
•Net loss of $557 million in the second quarter of 2025
◦Significant non-cash impairments of assets and goodwill totaling $699 million
◦Gain on sale of our Jamaican operations of $473 million
•EPS of $(2.02) on a fully diluted basis in the second quarter of 2025
•Total cash balance of $821 million, of which $551 million is unrestricted as of June 30, 2025
We believe there are a number of substantial commercial opportunities to improve our results of operations and liquidity position by the end of 2025, including:
•We continue to negotiate a long-term gas sale agreement ("GSA") with PREPA to provide gas island-wide in Puerto Rico. During these negotiations we are extending the current island-wide GSA on a weekly basis as we work towards a long-term agreement that is in the best interests of both parties and achieves our mutual goal of sustained, efficient, and economical power generation for the people of Puerto Rico.
•We continue to be in active dialogue with FEMA and the US Army Corps of Engineers on our Request for an Equitable Adjustment related to the temporary power solution in Puerto Rico and are increasingly confident the matter will be resolved by the end of this year.
•We have begun the commissioning of our 624 MW CELBA plant, and we expect the power plant to be operational(3) before the end of the year.
•We continue to optimize our shipping portfolio; we executed a 10 year charter for the Energos Eskimo with the Egyptian Natural Gas Holding Company ("EGAS") in Q4 2024, and we have executed a 3 year charter for the Energos Freeze with Energia 2000 S.A. in Q2 2025. Furthermore, we executed a 5 year charter for the Energos Winter with EGAS in July.
•We are encouraged by a recent announcement in Brazil of an intention to hold power auctions on March 13, 2026. We think the ultimate size of the auction could be larger than initially expected, potentially as large as 15 GW. We believe our critical infrastructure assets, including our terminal in Santa Catarina, positions us well to either develop our own power projects or provide reliable service to others.
We expect our core earnings to increase as our developments in Brazil, Nicaragua and expansions in Puerto Rico, come online(3), and we have the following positive developments across our business:
•We continue to make substantial progress on our PortoCem power plant in Brazil that is over 70% complete(3). The project is on-time, on-budget and is fully funded with asset-level debt already in place.

•FLNG 1 performed at or above nameplate capacity for all of Q2.(4)
NFE has initiated a process to evaluate its strategic alternatives to improve its capital structure. It has retained Houlihan Lokey Capital, Inc. as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP as legal advisor to assist NFE in this evaluation. The Company, along with its advisors, is considering all options available, including asset sales, capital raising, debt amendments and refinancing transactions, and other strategic transactions that seek to provide additional liquidity and relief from acceleration under its debt agreements. As part of this process, NFE is engaging in discussions with various existing stakeholders and potential investors. There are inherent uncertainties as the outcome of these negotiations and potential transactions described above are outside management’s control, and therefore there are no assurances that management will be successful in these negotiations and that any of these potential transactions will occur. In addition, there can be no assurances that these transactions will sufficiently improve the Company's liquidity or that the Company will otherwise realize the anticipated benefits.
Financial Detail

	Three Months Ended
(in millions, except per share amounts)	June 30, 2024	March 31, 2025	June 30, 2025
Revenues	$428.0	$470.5	$301.7
Net income (loss)	$(86.9)	$(197.4)	$(556.8)
Diluted EPS	$(0.44)	$(0.73)	$(2.02)
Terminals and Infrastructure Segment Operating Margin(2)	$214.3	$74.6	$(7.2)
Ships Segment Operating Margin(2)	$34.1	$31.4	$32.2
Total Segment Operating Margin(2)	$248.4	$106.0	$25.0
Adjusted EBITDA(1)	$120.2	$82.3	$(3.7)

1)For a definition and reconciliation of “Adjusted EBITDA,” a non-GAAP measure, see the exhibits to this press release.
2) “Total Segment Operating Margin” is the total of our Terminals and Infrastructure Segment Operating Margin and Ships Segment Operating Margin, each as reported in our financial statements. Our segment measure also excludes unrealized mark-to-market gains or losses on derivative instruments, certain contract acquisition costs and deferred earnings from contracted sales for which a prepayment has been received.
3) "Completed", “Placed into service” "Online" or similar statuses (either capitalized or lower case) with respect to a particular project means we expect gas to be made available in the near future, gas has been made available to the relevant project, or that the relevant project is in full commercial operations. Where gas is going to be made available or has been made available but full commercial operations have not yet begun, full commercial operations will occur later than, and may occur substantially later than, our reported Operational, Completion or Deployment date, and we may not generate any revenue until full commercial operations have begun. We cannot assure you if or when such projects will reach full commercial operation. Our ability to export liquefied natural gas depends on our ability to obtain export and other permits from governmental and regulatory agencies. No assurance can be given that we will receive required permits, approvals and authorizations from governmental and regulatory agencies in connection with the exportation of liquefied natural gas on a timely basis or at all or that, once received, we will be able to maintain in full force and effect, renew or replace such permits, approvals and authorizations.
4) The FLNG 1 unit performed at or above name plate capacity for all of the second quarter excluding scheduled and planned maintenance periods during the quarter.
Additional Information
For additional information that management believes to be useful for investors, please refer to the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, posted on New Fortress Energy’s website, www.newfortressenergy.com. Nothing on our website is included or incorporated by reference herein.
About New Fortress Energy Inc.
New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The Company owns and operates natural gas and liquefied natural gas (LNG) infrastructure and an integrated fleet of ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the Company’s assets and operations reinforce global energy security, enable economic growth, enhance environmental stewardship and transform local industries and communities around the world.

Cautionary Statement Concerning Forward-Looking Statements
This press release contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “can,” “could,” “should,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “believes,” “schedules,” “progress,” “targets,” “budgets,” “outlook,” “trends,” “forecasts,” “projects,” “guidance,” “focus,” “on track,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” or the negative version of those words or other comparable words. Forward-looking statements include statements regarding our expectations in the remainder of 2025, including the impact on our results, core earnings, the process to evaluate our strategic alternatives, and any potential asset sales, capital raising, debt amendments and refinancing and other transactions. These forward-looking statements are based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company’s control. Actual results or events may differ materially from the results anticipated in these forward-looking statements. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: our strategy and plans for the Company, including the structure, form, timing and nature of the Company’s business in the future and characteristics of the business going forward; risks related to the development, construction, completion or commissioning schedule for the facilities; risks related to the operation and maintenance of our facilities and assets; failure of our third-party contractors, equipment manufacturers, suppliers and operators to perform their obligations for the development, construction and operation of our projects, vessels and assets; our ability to implement our business strategy; our capital allocation plans, as such plans may change including with respect to de-leveraging actions; operational execution by our businesses; changes in law, economic and financial conditions, including the effect of enactment of U.S. tax reform or other tax law changes, trade policy and tariffs, interest and exchange rate volatility, commodity and equity prices and the value of financial assets; the other factors that are described in "Forward-Looking Statements" in the Company’s most recent earnings release or SEC filings; and the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, as updated in our Quarterly Reports on Form 10-Q. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the Company’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no duty to update or revise any forward-looking statements, even though our situation may change in the future or we may become aware of new or updated information relating to such forward-looking statements. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in New Fortress Energy Inc.’s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement.

Investor Relations:
ir@newfortressenergy.com

Media Relations:
press@newfortressenergy.com
(516) 268-7403
Source: New Fortress Energy Inc.

Exhibits – Financial Statements
Condensed Consolidated Statements of Operations
For the three months ended March 31, 2025 and June 30, 2025
(Unaudited, in thousands of U.S. dollars, except share and per share amounts)

	For the Three Months Ended
	March 31, 2025	June 30, 2025
Revenues
Total revenues	$470,536	$301,692

Operating expenses
Cost of sales (exclusive of depreciation and amortization shown separately below)	302,377	208,852
Vessel operating expenses	7,176	8,056
Operations and maintenance	54,957	59,817
Selling, general and administrative	59,271	57,256
Transaction and integration costs	11,931	75,384
Depreciation and amortization	53,057	52,870
Goodwill impairment expense	—	582,172
Asset impairment expense	246	117,312
(Gain) loss on sale	—	(472,699)
Total operating expenses	489,015	689,020
Operating loss	(18,479)	(387,328)
Interest expense	213,694	206,408
Other (income), net	(63,937)	(56,262)
Loss on extinguishment of debt, net	467	20,320
(Loss) before income taxes	(168,703)	(557,794)
Tax provision	28,670	(967)
Net (loss)	(197,373)	(556,827)

Net (loss) attributable to common stockholders	$(200,129)	$(555,077)

Net (loss) per share - basic	$(0.73)	$(2.02)
Net (loss) per share - diluted	$(0.73)	$(2.02)

Weighted average number of shares outstanding – basic	273,609,766	274,371,636
Weighted average number of shares outstanding – diluted	273,609,766	274,371,636

Adjusted EBITDA
For the three months ended June 30, 2025
(Unaudited, in thousands of U.S. dollars)
Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered in isolation or as an alternative to income from operations, net income, cash flow from operating activities or any other measure of performance or liquidity derived in accordance with GAAP. We believe this non-GAAP measure, as we have defined it, offers a useful supplemental view of the overall operation of our business in evaluating the effectiveness of our ongoing operating performance in a manner that is consistent with metrics used for management’s evaluation of our overall performance and to compensate employees. We believe that Adjusted EBITDA is widely used by investors to measure a company’s operating performance without regard to items such as interest expense, taxes, depreciation, and amortization which vary substantially from company to company depending on capital structure, the method by which assets were acquired and depreciation policies. Further, we exclude certain items from our SG&A not otherwise indicative of ongoing operating performance.
We calculate Adjusted EBITDA as net income, plus transaction and integration costs, contract termination charges and loss on mitigations sales, depreciation and amortization, asset impairment expense, loss on asset sales, interest expense, net, other (income) expense, net, loss on extinguishment of debt, changes in fair value of non-hedge derivative instruments and contingent consideration, tax expense, and adjusting for certain items from our SG&A not otherwise indicative of ongoing operating performance, including non-cash share-based compensation and severance expense, non-capitalizable development expenses, cost to pursue new business opportunities and expenses associated with changes to our corporate structure, certain non-capitalizable contract acquisition costs plus our pro rata share of Adjusted EBITDA from certain unconsolidated entities, less the impact of equity in earnings (losses) of certain unconsolidated entities.
Adjusted EBITDA is mathematically equivalent to our Total Segment Operating Margin, as reported in the segment disclosures within our financial statements, minus Core SG&A, including our pro rata share of such expenses of certain unconsolidated entities, minus deferred earnings for which a prepayment was received. Core SG&A is defined as total SG&A adjusted for non-cash share-based compensation and severance expense, non-capitalizable development expenses, cost of exploring new business opportunities and expenses associated with changes to our corporate structure. Core SG&A excludes certain items from our SG&A not otherwise indicative of ongoing operating performance.
The principal limitation of this non-GAAP measure is that it excludes significant expenses and income that are required by GAAP to be recorded in our financial statements. Investors are encouraged to review the related GAAP financial measures and the reconciliation of the non-GAAP financial measure to our GAAP net income, and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA does not have a standardized meaning, and different companies may use different Adjusted EBITDA definitions. Therefore, Adjusted EBITDA may not be necessarily comparable to similarly titled measures reported by other companies. Moreover, our definition of Adjusted EBITDA may not necessarily be the same as those we use for purposes of establishing covenant compliance under our financing agreements or for other purposes. Adjusted EBITDA should not be construed as alternatives to net income and diluted earnings per share attributable to New Fortress Energy, which are determined in accordance with GAAP.

The following table sets forth a reconciliation of net income to Adjusted EBITDA for the three months ended June 30, 2024, March 31, 2025 and June 30, 2025:

(in thousands)	Three Months Ended June 30, 2024	Three Months Ended March 31, 2025	Three Months Ended June 30, 2025
Total Segment Operating Margin	$248,351	$106,026	$24,967
Less: Core SG&A (see definition above)	38,190	34,086	36,939
Less: Deferred earnings from contracted sales	90,000	—	—
Add: Depreciation in Cost of Sales	—	$10,401	$8,314
Adjusted EBITDA (Non-GAAP)	$120,161	$82,341	$(3,658)

Net loss	$(86,860)	$(197,373)	$(556,827)
Add: Interest expense	80,399	213,694	206,408
Add: Tax provision (benefit)	3,435	28,670	(967)
Add: Depreciation and amortization	37,413	63,458	61,184
Add: Goodwill impairment expense	—	—	582,172
Add: Asset impairment expense	4,272	246	117,312
Add: SG&A items excluded from Core SG&A (see definition above)	32,388	25,185	20,317
Add: Transaction and integration costs	1,760	11,931	75,384
Add: Other expense (income), net	47,354	(63,937)	(56,262)
Add: Loss on extinguishment of debt, net	—	467	20,320
Add: (Gain) loss on sale	—	—	(472,699)
Adjusted EBITDA	$120,161	$82,341	$(3,658)

Segment Operating Margin
(Unaudited, in thousands of U.S. dollars)

Performance of our two segments, Terminals and Infrastructure and Ships, is evaluated based on Segment Operating Margin. Segment Operating Margin reconciles to Consolidated Segment Operating Margin as reflected below, which is a non-GAAP measure. We define Consolidated Segment Operating Margin as GAAP net income, adjusted for selling, general and administrative expense, transaction and integration costs, contract termination charges and loss on mitigation sales, depreciation and amortization, asset impairment expense, (gain) loss on sales, interest expense, other (income) expense, loss on extinguishment of debt, net, (income) loss from equity method investments and tax (benefit) provision. Consolidated Segment Operating Margin is mathematically equivalent to Revenue minus Cost of sales minus Operations and maintenance minus Vessel operating expenses, each as reported in our financial statements.

Three Months Ended June 30, 2025
(in thousands of $)	Terminals and Infrastructure	Ships	Total Segment	Consolidation and Other	Consolidated
Segment Operating Margin	$(7,198)	$32,165	$24,967	$—	$24,967
Less:
Selling, general and administrative					57,256
Transaction and integration costs					75,384
Depreciation and amortization					52,870
Goodwill impairment expense					582,172
Asset impairment expense					117,312
Interest expense					206,408
Other (income) expense, net					(56,262)
(Gain) on sale					(472,699)
Loss on extinguishment of debt, net					20,320
Tax provision (benefit)					(967)
Net (loss)					$(556,827)

Three Months Ended March 31, 2025
(in thousands of $)	Terminals and Infrastructure	Ships	Total Segment	Consolidation and Other	Consolidated
Segment Operating Margin	$74,593	$31,433	$106,026	$—	$106,026
Less:
Selling, general and administrative					59,271
Transaction and integration costs					11,931
Depreciation and amortization					53,057
Asset impairment expense					246
Interest expense					213,694
Other expense, net					(63,937)
Loss on extinguishment of debt, net					467
Tax provision					28,670
Net (loss)					$(197,373)

Three Months Ended June 30, 2024
(in thousands of $)	Terminals and Infrastructure (1)	Ships	Total Segment	Consolidation and Other⁽¹⁾	Consolidated
Segment Operating Margin	$214,276	$34,075	$248,351	$(90,000)	$158,351
Less:
Selling, general and administrative					70,578
Transaction and integration costs					1,760
Depreciation and amortization					37,413
Asset impairment expense					4,272
Interest expense					80,399
Other expense, net					47,354
Tax provision					3,435
Net loss					$(86,860)

(1)Terminals and Infrastructure included deferred earnings from contracted sales that were contracted in the current period, and prepayment for these sales was received. Revenue was recognized in the Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income when delivery under these forward sales transactions was completed in the third and fourth quarters of 2024. Consolidation and Other adjusts for the inclusion of deferred earnings from contracted sales in Total Segment Operating Margin of $90,000.

Condensed Consolidated Balance Sheets
As of June 30, 2025 and December 31, 2024
(Unaudited, in thousands of U.S. dollars, except share and per share amounts)

	June 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$551,109	$492,881
Restricted cash	270,298	472,696
Receivables, net of allowances of $13,571 and $13,629, respectively	269,405	335,813
Inventory	74,000	103,224
Prepaid expenses and other current assets, net	317,687	205,496
Total current assets	1,482,499	1,610,110

Construction in progress	4,072,291	3,574,389
Property, plant and equipment, net	5,539,901	5,842,807
Right-of-use assets	437,548	618,733
Intangible assets, net	194,752	179,510
Goodwill	15,938	766,350
Deferred tax assets, net	155	2,698
Other non-current assets, net	214,246	272,899
Total assets	$11,957,330	$12,867,496

Liabilities
Current liabilities
Current portion of long-term debt and short-term borrowings	$1,181,559	$539,132
Accounts payable	578,835	473,736
Accrued liabilities	253,043	391,359
Current lease liabilities	79,060	128,362
Other current liabilities	108,807	174,829
Total current liabilities	2,201,304	1,707,418

Long-term debt	7,805,260	8,355,703
Non-current lease liabilities	341,509	475,161
Deferred tax liabilities, net	61,770	73,198
Other long-term liabilities	154,139	166,358
Total liabilities	10,563,982	10,777,838

Commitments and contingencies

Series B convertible preferred stock, $0.01 par value, 36,746 shares authorized, issued and outstanding as of June 30, 2025 (96,746 as of December 31, 2024); aggregate liquidation preference of $36,746 and $96,746 at June 30, 2025 and December 31, 2024	41,154	90,570

Stockholders’ equity
Class A common stock, $0.01 par value, 750 million shares authorized, 274.2 million issued and outstanding as of June 30, 2025; 266.5 million issued and outstanding as of December 31, 2024	2,742	2,664
Additional paid-in capital	1,725,985	1,674,312
Retained earnings (accumulated deficit)	(558,397)	196,363
Accumulated other comprehensive income	59,426	3,089
Total stockholders’ equity attributable to NFE	1,229,756	1,876,428
Non-controlling interest	122,438	122,660
Total stockholders’ equity	1,352,194	1,999,088
Total liabilities and stockholders’ equity	$11,957,330	$12,867,496

Condensed Consolidated Statements of Operations
For the three and six months ended June 30, 2025 and 2024
(Unaudited, in thousands of U.S. dollars, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues
Operating revenue	$227,204	$291,222	$612,085	$900,726
Vessel charter revenue	46,739	52,416	92,175	99,071
Other revenue	27,749	84,368	67,968	118,530
Total revenues	301,692	428,006	772,228	1,118,327

Operating expenses
Cost of sales (exclusive of depreciation and amortization shown separately below)	208,852	221,860	511,229	450,977
Vessel operating expenses	8,056	8,503	15,232	16,899
Operations and maintenance	59,817	39,292	114,774	107,840
Selling, general and administrative	57,256	70,578	116,527	141,332
Transaction and integration costs	75,384	1,760	87,315	3,131
Depreciation and amortization	52,870	37,413	105,927	87,904
Goodwill impairment expense	582,172	—	582,172	—
Asset impairment expense	117,312	4,272	117,558	4,272
(Gain) loss on sale	(472,699)	—	(472,699)	77,140
Total operating expenses	689,020	383,678	1,178,035	889,495
Operating (loss) income	(387,328)	44,328	(405,807)	228,832
Interest expense	206,408	80,399	420,102	157,743
Other (income) expense, net	(56,262)	47,354	(120,199)	66,466
Loss on extinguishment of debt, net	20,320	—	20,787	9,754
Loss before income taxes	(557,794)	(83,425)	(726,497)	(5,131)
Tax (benefit) provision	(967)	3,435	27,703	25,059
Net loss	(556,827)	(86,860)	(754,200)	(30,190)

Net loss attributable to common stockholders	$(555,077)	$(90,044)	$(755,206)	$(36,105)

Net loss per share – basic	$(2.02)	$(0.44)	$(2.76)	$(0.18)
Net loss per share – diluted	$(2.02)	$(0.44)	$(2.76)	$(0.18)

Weighted average number of shares outstanding – basic	274,371,636	205,070,756	273,996,219	205,066,362
Weighted average number of shares outstanding – diluted	274,371,636	205,851,364	273,996,219	205,846,970